Exhibit 99.1

NEWS RELEASE

NuVasive Announces Fourth Quarter and Full Year 2021 Financial Results and 2022 Outlook

—Pulse platform demonstrates strong performance in early adoption, including first international commercial contracts—

—NuVasive Simplify Cervical Disc exceeds expectations in first year—

—International delivers double-digit net sales growth in 2021—

SAN DIEGO – February 23, 2022 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter and full year ended December 31, 2021.

Fourth Quarter 2021

•	Net sales were $302.1 million, a 3.5% increase as reported and a 4.5% increase on a constant currency basis, compared to the prior year period;
•	GAAP operating margin of (9.4%); Non-GAAP operating margin of 12.9%; and
•	GAAP diluted loss per share of $0.71; Non-GAAP diluted earnings per share of $0.40.

Full Year 2021

•	Net sales were $1.139 billion, an 8.4% increase as reported and an 8.1% increase on a constant currency basis, compared to the prior year;
•	GAAP operating margin of (1.1%); Non-GAAP operating margin of 12.8%; and
•	GAAP diluted loss per share of $1.24; Non-GAAP diluted earnings per share of $1.68.

“During 2021, we made significant progress on our strategy to deliver multiple vectors of growth, despite challenges with the COVID-19 pandemic,” said Chris Barry, chief executive officer of NuVasive. “Our results reflect the organization’s continued evolution from the pioneer of lateral spine surgery to a Company with leading procedural innovation across the spine continuum and increasing global scale. Through our focus on consistent execution and a commitment to increase shareholder value, our investments have built a technology pipeline which sets the stage for durable growth in 2022—and for years to come.”

Fourth Quarter 2021 Results

NuVasive reported fourth quarter 2021 total net sales of $302.1 million, a 3.5% increase as reported and a 4.5% increase on a constant currency basis, compared to $291.8 million in the prior year period. Fourth quarter 2021 total net sales were driven by new product introductions, particularly the Pulse platform and the C360 portfolio featuring the NuVasive Simplify Cervical Disc in the U.S., and continued strong international performance. The Company’s fourth quarter results were negatively impacted by the COVID-19 pandemic and healthcare staffing shortages.

For the fourth quarter of 2021, GAAP gross profit was $218.5 million and $219.1 million on a non-GAAP basis, compared to GAAP gross profit of $207.2 million and $208.9 million on a non-GAAP basis in the prior year period. GAAP gross margin was 72.3% and 72.5% on a non-GAAP basis, compared to GAAP gross margin of 71.0% and 71.6% on a non-GAAP basis in the prior year period.

The Company reported GAAP net loss of $36.7 million, or diluted loss per share of ($0.71), compared to GAAP net income of $1.7 million, or diluted earnings per share of $0.03 in the prior year period. During the fourth quarter, the Company recorded a charge of $46.6 million dollars associated with an increase in the contingent consideration liabilities for the Simplify Medical acquisition. On a non-GAAP basis, the Company reported net income of $20.7 million, or diluted earnings per share of $0.40, compared to non-GAAP net income of $30.4 million, or diluted earnings per share of $0.59 in the prior year period.

Cash, cash equivalents, and investments were $246.1 million as of December 31, 2021.

Full Year 2021 Results

The Company reported full year 2021 net sales of $1.139 billion, an 8.4% increase as reported and an 8.1% increase on a constant currency basis, compared to $1.051 billion in the prior year. Total 2021 net sales were driven by new product introductions, particularly the Pulse platform and the C360 portfolio featuring the NuVasive Simplify Cervical Disc in the U.S., and continued strong international performance. Full year results were negatively impacted by the ongoing COVID-19 global pandemic, healthcare staffing shortages, and NuVasive Specialized Orthopedics product availability.

For the full year 2021, GAAP gross profit was $816.7 million and $832.8 million on a non-GAAP basis, compared to GAAP gross profit of $729.0 million and $730.7 million on a non-GAAP basis in the prior year. GAAP gross margin was 71.7% and 73.1% on a non-GAAP basis, compared to GAAP gross margin of 69.4% and 69.5% on a non-GAAP basis in the prior year.

The Company reported GAAP net loss of $64.1 million, or diluted loss per share of ($1.24), compared to GAAP net loss of $37.2 million, or diluted loss per share of ($0.72) in the prior year. The GAAP net loss was primarily driven by the increase in contingent consideration liabilities for the Simplify Medical acquisition, as well as inventory charges associated with certain Precice stainless steel products manufactured by NuVasive Specialized Orthopedics that were withdrawn from the market.  On a non-GAAP basis, the Company reported net income of $87.8 million, or diluted earnings per share of $1.68, compared to non-GAAP net income of $63.8 million, or diluted earnings per share of $1.23 in the prior year.

A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this press release and on the Investor Relations section of the Company’s website.

Annual Financial Guidance for 2022

The Company provided financial guidance for the full year 2022 based on the Company’s current business outlook:

	GAAP	Non-GAAP
Net sales growth (reported)*	5.0% − 8.0%	5.0% − 8.0%
Net sales growth (constant currency)*		6.0% − 9.0%
Operating margin	6.7% − 8.2%	13.0% − 14.5%
Diluted earnings per share	$0.71 − $1.01	$2.05 − $2.35

* Reflects expectations for net sales growth in 2022 compared to 2021. Net sales growth on a constant currency basis excludes year over year currency fluctuations, which the Company expects will create a negative impact of approximately 100 bps in 2022.

Please see the reconciliation of non-GAAP financial guidance tables included in this release for a reconciliation of the GAAP and non-GAAP financial measures.

Conference Call and Webcast

The Company will hold a conference call on Wednesday, February 23, 2022, at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its financial performance for the fourth quarter and full year ended December 31, 2021. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call and supplemental financial information of the Company's fourth quarter and full year 2021 financial results will be available on the Investor Relations page of the Company's website at www.nuvasive.com. An audio replay of the call will be available until March 2, 2022. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 13726494. In addition, the webcast will be archived on NuVasive's website.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care, and change lives. The Company's less-invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company's comprehensive procedural portfolio includes surgical access instruments, spinal implants, fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative neuromonitoring technology and service offerings. With more than $1 billion in net sales, NuVasive operates in more than 50 countries serving surgeons, hospitals, and patients. For more information, please visit www.nuvasive.com.

Reconciliation of GAAP to Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives, non-cash interest expense (excluding debt issuance cost) and other significant one-time items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.

Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below in the financial tables accompanying this press release are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Forward-Looking Statements

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the fourth quarter and full year 2021, as well as projections for 2022 financial guidance and expectations regarding longer-term financial performance. The Company's projections for 2022 financial guidance and expectations regarding longer-term financial performance represent initial estimates, and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

###

Investor contact:

Juliet C. Cunningham

NuVasive, Inc.

858-210-2129

investorrelations@nuvasive.com

Media contact:

Michael Farrington

NuVasive, Inc.

858-909-1940

media@nuvasive.com

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended December 31, 2021		Year Ended December 31,
	2021	2020	2021	2020
	(Unaudited)	(Unaudited)
Net sales:
Products	$275,337	$264,267	$1,034,612	$950,189
Services	26,738	27,540	104,376	100,393
Total net sales	302,075	291,807	1,138,988	1,050,582
Cost of sales (excluding below amortization of intangible assets):
Products	64,074	65,742	245,569	247,809
Services	19,461	18,886	76,709	73,822
Total cost of sales	83,535	84,628	322,278	321,631
Gross profit	218,540	207,179	816,710	728,951
Operating expenses:
Selling, general and administrative	160,678	144,260	610,085	547,195
Research and development	25,233	21,771	92,626	79,838
Amortization of intangible assets	14,079	12,576	57,309	51,726
Purchase of in-process research and development	—	—	—	1,011
Business transition costs	47,031	8,337	68,719	10,878
Total operating expenses	247,021	186,944	828,739	690,648
Interest and other expense, net:
Interest income	41	166	160	1,472
Interest expense	(4,318)	(21,302)	(21,056)	(70,466)
Other (expense) income, net	(1,120)	1,965	(25,459)	(16,854)
Total interest and other expense, net	(5,397)	(19,171)	(46,355)	(85,848)
(Loss) income before income taxes	(33,878)	1,064	(58,384)	(47,545)
Income tax (expense) benefit	(2,858)	628	(5,702)	10,392
Consolidated net (loss) income	$(36,736)	$1,692	$(64,086)	$(37,153)

Net (loss) income per share:
Basic	$(0.71)	$0.03	$(1.24)	$(0.72)
Diluted	$(0.71)	$0.03	$(1.24)	$(0.72)
Weighted average shares outstanding:
Basic	51,735	51,343	51,589	51,416
Diluted	51,735	51,870	51,589	51,416

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par value data)
	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$246,091	$856,869
Short-term marketable securities	—	173,145
Accounts receivable, net of allowances of $21,064 and $20,631, respectively	214,398	207,071
Inventory, net	315,845	300,623
Prepaid income taxes	5,425	4,727
Prepaid expenses and other current assets	20,665	19,749
Total current assets	802,424	1,562,184
Property and equipment, net	303,664	286,369
Intangible assets, net	242,675	152,264
Goodwill	633,467	559,553
Operating lease right-of-use assets	102,987	102,270
Deferred tax assets	48,003	15,755
Restricted cash and investments	1,494	1,494
Other assets	19,361	13,193
Total assets	$2,154,075	$2,693,082
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$115,614	$110,401
Contingent consideration liabilities	7,986	7,289
Accrued payroll and related expenses	66,596	63,421
Operating lease liabilities	9,867	7,875
Income tax liabilities	828	2,073
Senior convertible notes	—	645,303
Total current liabilities	200,891	836,362
Long-term senior convertible notes	884,984	766,226
Deferred tax liabilities	3,049	2,807
Operating lease liabilities	111,592	111,634
Contingent consideration liabilities	139,824	29,752
Other long-term liabilities	18,528	22,686
Commitments and contingencies
Redeemable equity component of senior convertible notes	—	4,697
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized at December 31, 2021 and December 31, 2020; 58,469 shares issued and 51,769 outstanding at December 31, 2021; 57,945 shares issued and 51,376 outstanding at December 31, 2020	63	62
Additional paid-in capital	1,434,976	1,550,001
Accumulated other comprehensive loss	(7,792)	(7,585)
Retained earnings	45,708	45,322
Treasury stock at cost; 6,700 shares and 6,569 shares at December 31, 2021 and December 31, 2020, respectively	(677,748)	(668,882)
Total equity	795,207	918,918
Total liabilities and equity	$2,154,075	$2,693,082

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2021	2020
Operating activities:
Consolidated net loss	$(64,086)	$(37,153)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	149,524	140,937
Purchase of in-process research and development	—	1,011
Deferred income taxes	(4,141)	(18,007)
Amortization of non-cash interest	8,629	48,986
Stock-based compensation	25,292	18,145
Net (gain) loss on strategic investments	(3,082)	268
Changes in fair value of contingent consideration	53,404	2,327
Net loss recognized on change in fair value of derivatives	—	12,301
Net loss from foreign currency adjustment	28,709	4,218
Reserves on current assets	26,218	53,902
Other non-cash adjustments	11,006	10,331
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(11,694)	3,030
Inventory	(37,020)	(40,765)
Prepaid expenses and other current assets	(3,366)	(4,986)
Accounts payable and accrued liabilities	533	8,756
Accrued payroll and related expenses	4,132	(23,654)
Income taxes	(1,884)	6,264
Net cash provided by operating activities	182,174	185,911
Investing activities:
Acquisition of Simplify Medical, net of cash acquired	(149,463)	—
Payment of contingent consideration for Simplify Medical	(45,850)	—
Acquisitions and investments	(500)	—
Proceeds from other investments	—	1,143
Purchases of intangible assets	(1,344)	(3,860)
Purchases of property and equipment	(111,112)	(105,729)
Purchases of marketable securities	—	(233,488)
Proceeds from sales of marketable securities	127,023	60,000
Proceeds from maturities of marketable securities	46,000	—
Other investing activities	(819)	—
Net cash used in investing activities	(136,065)	(281,934)
Financing activities:
Proceeds from the issuance of common stock	6,218	6,170
Payment of contingent consideration	(3)	(7,053)
Purchase of treasury stock	(8,813)	(80,665)
Proceeds from issuance of convertible debt, net of issuance costs	—	873,848
Proceeds from sale of warrants	—	93,915
Purchases of convertible note hedges	—	(147,825)
Payments upon settlement of senior convertible notes	(649,426)	—
Other financing activities	(1,325)	(1,734)
Net cash (used in) provided by financing activities	(653,349)	736,656
Effect of exchange rate changes on cash	(3,538)	3,202
(Decrease) increase in cash, cash equivalents and restricted cash	(610,778)	643,835
Cash, cash equivalents and restricted cash at beginning of period	858,363	214,528
Cash, cash equivalents and restricted cash at end of period	$247,585	$858,363

	For the Three Months Ended December 31, 2021
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating (Loss) Profit	Net (Loss) Income	Diluted EPS	Diluted WASO [7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$218,540	$(28,481)	$(36,736)	$(0.71)	51,735	$(36,736)
	% of net sales	72.3%	(9.4%)
	Non-cash purchase accounting adjustments on acquisitions [1]	556	556	556			556
	Amortization of intangible assets		14,079	14,079
	Litigation related expenses and settlements [2]		2,874	2,874			2,874
	Business transition costs [3]		47,031	47,031			47,031
	European medical device regulation [4]		2,786	2,786			2,786
	Net gain on strategic investments			(981)			(981)
	Non-cash acquisition-related foreign currency impacts [5]			(2,471)			(2,471)
	Tax effect of adjustments [6]			(6,443)
	Interest expense/(income), net						4,277
	Income tax expense						2,858
	Depreciation and amortization						37,706
	Non-cash stock-based compensation						7,320
	Adjusted Non-GAAP	$219,096	$38,845	$20,695	$0.40	52,328	$65,220
	% of net sales	72.5%	12.9%				21.6%

[1]

Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.

[2]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[3]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Year Ended December 31, 2021
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating (Loss) Profit	Net (Loss) Income	Diluted EPS	Diluted WASO [8]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$816,710	$(12,029)	$(64,086)	$(1.24)	51,589	$(64,086)
	% of net sales	71.7%	(1.1%)
	Non-cash purchase accounting adjustments on acquisitions [1]	1,855	1,855	1,855			1,855
	Inventory charges associated with product withdrawals [2]	14,215	14,215	14,215			14,215
	Amortization of intangible assets		57,309	57,309
	Litigation related expenses and settlements [3]		6,884	6,884			6,884
	Business transition costs [4]		68,719	68,719			68,719
	European medical device regulation [5]		8,482	8,482			8,482
	Net gain on strategic investments			(3,082)			(3,082)
	Non-cash acquisition-related foreign currency impacts [6]			21,202			21,202
	Tax effect of adjustments [7]			(23,712)
	Interest expense/(income), net						20,896
	Income tax expense						5,702
	Depreciation and amortization						149,524
	Non-cash stock-based compensation						25,292
	Adjusted Non-GAAP	$832,780	$145,435	$87,786	$1.68	52,220	$255,603
	% of net sales	73.1%	12.8%				22.4%

[1]

Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.

[2]

Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the third quarter of 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.

[3]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[4]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[5]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[6]	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
[7]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[8]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Three Months Ended December 31, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO [5]	Net Income to Adjusted EBITDA
	Reported GAAP	$207,179	$20,235	$1,692	$0.03	51,870	$1,692
	% of net sales	71.0%	6.9%
	Amortization of intangible assets		12,576	12,576
	Litigation related expenses and settlements [1]		1,310	1,310			1,310
	Business transition costs [2]		8,337	8,337			8,337
	European medical device regulation [3]	1,706	3,614	3,614			3,614
	Non-cash interest expense on convertible notes			12,844
	Net gain on strategic investments			(10)			(10)
	Tax effect of adjustments [4]			(9,989)
	Interest expense/(income), net						21,136
	Income tax benefit						(628)
	Depreciation and amortization						34,840
	Non-cash stock-based compensation						7,706
	Adjusted Non-GAAP	$208,885	$46,072	$30,374	$0.59	51,870	$77,997
	% of net sales	71.6%	15.8%				26.7%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Year Ended December 31, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO [7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$728,951	$38,303	$(37,153)	$(0.72)	51,416	$(37,153)
	% of net sales	69.4%	3.7%
	Amortization of intangible assets		51,726	51,726
	Litigation related expenses and settlements [1]		6,996	6,996			6,996
	Business transition costs [2]		10,878	10,878			10,878
	Purchase of in-process research and development [3]		1,011	1,011			1,011
	European medical device regulation [4]	1,706	7,693	7,693			7,693
	Non-cash interest expense on convertible notes			40,866
	Net loss on strategic investments			268			268
	Net loss recognized on change in fair value of derivatives [5]			12,301			12,301
	Tax effect of adjustments [6]			(30,823)
	Interest expense/(income), net						68,994
	Income tax benefit						(10,392)
	Depreciation and amortization						140,937
	Non-cash stock-based compensation						17,457
	Adjusted Non-GAAP	$730,657	$116,607	$63,763	$1.23	51,992	$218,990
	% of net sales	69.5%	11.1%				20.8%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Purchase of an in-process research and development asset which had no future alternative use.
[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents the net change in fair value of the Company’s derivative asset and liability associated with the 2023 Notes.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Full Year 2022 Financial Guidance
Reconciliation of GAAP to Non-GAAP EPS

		2021 Actuals [1]	2022 Guidance Range [1,2]
	GAAP diluted earnings (loss) per share	$(1.24)	$0.71 — 1.01
	Impact of change to diluted share count [3]	0.02	~0.15
	Amortization of intangible assets	1.10	~1.05
	European medical device regulation [4]	0.16	~0.30
	Inventory charges associated with product withdrawal [5]	0.27	—
	Other [6]	1.83	~0.14
	Tax effect of adjustments [7]	(0.45)	~(0.30)
	Non-GAAP diluted earnings per share	$1.68	$2.05- 2.35

[1]	Data has been intentionally rounded and may not sum.
[2]	Guidance reflects the range provided February 23, 2022.
[3]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.
[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]

Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the third quarter of 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.

[6]

Includes costs primarily associated with litigation related expenses and settlements, non-cash acquisition-related foreign currency impacts, non-cash purchase accounting adjustments on acquisitions, net gain on strategic investments and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.

[7]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.

Full Year 2022 Financial Guidance
Reconciliation of GAAP to Non-GAAP Operating Margin %

		2021 Actuals [1]	2022 Guidance Range [1,2]
	GAAP Operating Margin %	(1.1%)	6.7% — 8.2%
	Amortization of intangible assets	5.0%	~4.5%
	European medical device regulation [3]	0.7%	~1.3%
	Inventory charges associated with product withdrawal [4]	1.3%	—
	Other [5]	6.8%	~0.5%
	Non-GAAP Operating Margin %	12.8%	13.0% — 14.5%

[1]	Data has been intentionally rounded and may not sum.
[2]	Guidance reflects the range provided February 23, 2022.
[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the third quarter of 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.

[5]

Includes costs primarily associated with litigation related expenses and settlements, non-cash purchase accounting adjustments on acquisitions, and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.